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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Retractable Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                 Texas                                   75-2599762
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  State of Incorporation or Organization)              (I.R.S. Employer
                                                      Identification No.)

    511 Lobo Lane, Little Elm, Texas                      75068-0009
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(Address of Principal Executive Offices)                  (Zip Code)


If this form relates to the registration   If this form relates to the
of a class of securities pursuant to       registration of a class of securities
Section 12(b) of the Exchange Act          pursuant to Section 12(g) of the
and is effective pursuant to General       Exchange Act and is effective
Instruction A.(c), please check the        pursuant to General Instruction
following box. [x]                         A.(d), please check the following
                                           box. [ ]

Securities Act registration statement file number to which
this form relates:                                            333-52706
                                                           ---------------
                                                           (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                 Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered
          -------------------                 -------------------------------
       Common Stock, no par value                American Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:
                                     None
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                               (Title of Class)


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                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.Description of Registrant's Securities to be Registered.

     The description of the Registrant's Common Stock, no par value per share, registered hereunder is incorporated by reference from the description of the Registrant's capital stock set forth under the caption "Description of Securities" in the Registration Statement on Form SB-2 (Registration
No. 333-52706) filed by the Registrant with the Securities and Exchange Commission, as amended, including any form of Prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.


Item 2.Exhibits.

     Not applicable.



                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 2, 2001                      RETRACTABLE TECHNOLOGIES, INC.
                                               (Registrant)

                                       BY: /S/ THOMAS J. SHAW
                                          ---------------------------
                                          THOMAS J. SHAW
                                          PRESIDENT, CHAIRMAN, AND
                                          CHIEF EXECUTIVE OFFICER